Defined Asset Funds®

Merrill Lynch Research
2000 Series
C

Core Holdings Portfolio 2000

Stocks with a Long-Term Strategic Advantage...

Merrill Lynch

The rapid pace of technological change, development of the "New Economy", and adaptation of the "Old Economy", we believe will continue to contribute to further economic growth in the years ahead. As these forces shape the future, they also generate ripples of volatility in the stock market. How can you identify opportunities in such a climate? Defined Asset Funds® offers the experience and expertise of Merrill Lynch Global Securities Research & Economics Group with our . . .

Core Holdings Portfolio 2000

Merrill Lynch Global Securities Research & Economics Group: A Reputation for Excellence

With over 900 equity research analysts globally, Merrill Lynch has earned its reputation as a world-class research organization. Our Global Research team provides in-depth coverage of more than 3,600 companies in 55 countries worldwide.
Merrill Lynch has been awarded the top rank in Institutional Investor's All-America Research Team survey of equity analysts, based on the total number of team analysts, for six consecutive years.

We expect the next five years to be a period of global growth as companies implement new technologies to produce innovative, efficient business solutions. Merrill Lynch Global Securities Research & Economics Group selects companies investors should consider owning over the next three to five years. Each company in the Portfolio is believed to have the ability to be an agent of change and to use change as a spur toward accelerating growth.

Long-Term Strategic Advantage

To provide stability in today's volatile market, companies should have a long-term strategic advantage. Strategic advantage comes in two forms and the best companies have characteristics of both. The first is finding itself "in the right place at the right time". When a business opportunity arises, companies with this strategic advantage are better able to position themselves to capitalize on the advantage.

The second strategic advantage comes from strong management leadership and focused business strategies. These internal factors allow companies to do well even when the economic environment and industry dynamics are not favorable.

Factors Affecting Selection

  Size — The selected companies dominate their respective industries. While some are the largest in sheer size, all are leaders in their industries and set the standard for others to follow.

  Scale — Having financial resources gives companies the ability to take risks. The companies in this Portfolio have the resources to take advantage of riskier opportunities with less negative consequences.
  Global — These companies have successfully made the transition to the global marketplace. Sophisticated management tools are now employed regardless of home base.
  Technology — The technology companies selected are established leaders with a demonstrated ability to generate earnings per share. Technology also allows the non-tech companies to make decisions faster, measure data better, communicate quicker and generally reduce the costs of production.
  Management — All of the companies selected exhibit vision and strong leadership by pursuing multiple avenues of future progress.

The Portfolio

The Core Holdings Portfolio consists of 28 companies that Merrill Lynch Global Securities Research & Economics Group believes are well-positioned. to prosper amid technological innovation over the next three to five years.The Portfolio will hold its stocks for about one year. At that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

A D E F I N E D P O R T F O L I O

Company	Symbol	Company	Symbol
America Online, Inc.*	AOL	Medlmmune, Inc.*	MEDI
Providing world-wide Internet online services to over 23 million households, America Online's Web sites offer personalized news services, electronic mail, online community centers, chat rooms and guest interviews.		MedImmune develops novel vaccines and immunotherapeutics for infectious diseases and organ transplants.
American International Group, Inc.	AIG	Network Applicance, Inc.*	NTAP
Through its subsidiaries, this company offers life and property/casualty insurance and financial services worldwide. AIG is the largest commercial lines insurer in the U.S. and has extensive operations throughout the world.		This company designs, manufactures and supports solutions, which deliver fast access to network-stored data.
Banco Santander Central Hispano, SA†	STD	The News Corporation Limited†	NWS
This bank and its subsidiaries offer commercial banking services such as credit, leasing, factoring, brokerage services and mutual funds throughout Latin America. The largest bank in Spain, Banco Santander has been developing its e-Banking presence.		A global leader in media and entertainment distribution platforms, News Corporation is the majority owner of FOX Entertainment Group.
Burlington Resources, Inc.	BR	Nokia Oyj Corporation†	NOK
Through its principal subsidiaries, Burlington Resources explores for, produces, and markets oil and gas. It is the largest independent producer of natural gas in North America.		Nokia is a world-wide company with key growth areas in wireless and wireline telecommunications.
Cisco Systems, Inc.*	CSCO	Nortel Networks Corporation†	NT
Cisco Systems is a premier supplier of Internet and Intranet infrastructure equipment. It sells routers, LAN and ATM switches and dial-up access servers to utilities, corporations, universities, governments and small- to mid-size businesses worldwide.		A leading global provider of communications equipment and software, Nortel Networks is the largest supplier of optical networking gear.
Citigroup, Inc.	C	Omnicom Group, Inc.	OMC
Citigroup ranks among the largest financial service organizations in the world with assets over $700 billion. It provides investment banking, retail brokerage, corporate banking and cash management products and services to its retail and corporate customers in over 100 countries.		Omnicom is the world's largest advertising and marketing services company. This holding company owns three of the top ten global advertising agencies.
EMC Corporation*	EMC	Petroleo Brasileiro, S.A.†	PEBPY
With 100 offices worldwide, EMC's products store, retrieve, manage, protect and share information from all major computing environments including UNIX, Windows NT and mainframe platforms.		This company commonly known as "Petrobras", is an integrated holding company for oil, gas and petrochemical operations in Brazil.
General Electric Company	GE	Scottish Power PLC†	SPI
GE develops, manufactures and markets products for the generation, distribution and utilization of electricity. GE Capital Services offers a variety of financial services including mutual fund management, financing, asset management and insurance. GE also owns NBC TV.		ScottishPower's core business is the generation, transmission, distribution and supply of electricity, with 5.5 million customers in the UK and 2 million in the U.S. and Australia.
The Home Depot, Inc.	HD	SONY Corporation†	SNE
Located throughout North and South America, Home Depot sells building materials and home improvement products for professionals and do-it-yourself consumers.		SONY is the world's largest consumer electronics maker and a leading global supplier of entertainment content.
HSBC Holdings PLC†	HBC	Texas Instruments, Inc.	TXN
As one of the world's largest financial services groups, HSBC provides international banking and financial services to retail and corporate clients.		This company is a global semiconductor vendor with the leading digital signal processor franchise in the world.
Hughes Electronics Corporation*	GMH	Total Fina Elf S.A.†	TOT
This company leads the world in satellite communications. Products include digital television entertainment and telecommunications equipment.		The fourth largest integrated oil and gas company in the world, this company has exploration and production operations in the Middle East, Africa, the Far East, Latin America and the North Sea.
JDS Uniphase Corporation*	JDSU	Verizon Communications	VZ
JDS Uniphase is the leading manufacturer of optical components and modules for the optical networking equipment market. It sells its products to large equipment manufacturers.		Formerly Bell Atlantic, this company is the largest local phone company (63 million local access lines in 31 states), the second largest telecommunications carrier and the leading wireless telecommunications company in the U.S. Verizon is also expanding its Internet services.
Kyocera Corporation†	KYO	Vodafone Group PLC†	VOD
A manufacturer of ceramic materials, electronic components, cellular handsets and other mobile communications components, Kyocera is one of the world's largest suppliers of ceramic packaging for semiconductors.		Vodafone Group is the world's largest cellular operator as measured by subscribers. It has operations in 25 countries.
		Walgreen Company	WAG
The nation's largest drugstore company in terms of sales and net earnings, this chain operates more than 3,000 Walgreen stores in 43 states and Puerto Rico.
		Yahoo! Inc.*	YHOO
Yahoo! is the leading Internet portal with more than 48 million visitors each month and 5,200 advertisers. This profitable Internet company generates most of its revenue through banner ads and sponsorships.
* This stock currently does not pay any dividends. † This issuer is a foreign corporation; dividends, if any, may be subject to withholding taxes.

Defined Asset Funds — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

QUANTITATIVE RESEARCH & INDEX
Institutional Holdings Portfolio
Multinational Portfolio
Principal Values PortfolioSM
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Defined Technology PortfolioSM
Energy Portfolio
Financial Services Portfolio
Global Theme & Sector Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
2000 Year-Ahead (Domestic) Portfolio
2000 Year-Ahead International Portfolio
Baby Boom Economy PortfoliosSM
Core Holdings Portfolio
Earnings Growth Consistency Portfolio
European Growth Portfolio
Pacific Rim Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  There can be no assurance that this will meet its objective. This Portfolio may not be appropriate for investors seeking capital preservation or current income.
  The value of your investment will fluctuate with the prices of the underlying stocks, which can be extremely volatile.
  This Portfolio is concentrated in foreign stocks, which may involve special risks including higher price volatility, currency fluctuations and political developments.

Tax Efficiency

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.197%	$1.95

Estimated Organization Costs		$2.03

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.
Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,999	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Give Yourself A Strategic AdvantageToday!

You can get started with $250. This fund is eligible for purchase through Unlimited AdvantageSM accounts, in which Unlimited Advantage fees apply in lieu of the above sales charges. Call your Merrill Lynch Financial Consultant to learn how the Core Holdings Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site definedfunds.com/ml. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.